UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

HANCOCK JAFFE LABORATORIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

HANCOCK JAFFE LABORATORIES, INC.

70 Doppler

Irvine, California 92618

July [●], 2020

Dear Stockholders:

It is an exciting time for Hancock Jaffe Laboratories, Inc. (“we” or the “Company”). We are entering the final phases of our VenoValve first-in-human study in Colombia and preparations have begun to file our IDE application to seek approval for the U.S. pivotal trial. The CoreoGraft has been approved for a first-in-human trial in Paraguay, and we expect to have an update on patient enrollment and timing for the first-in-human trial in the coming weeks. Over the past 5 months and during these challenging economic times caused by the worldwide COVID pandemic, we have raised close to $9 million in a series of public and private financings which have significantly improved the financial condition of the company, and strengthened our balance sheet to help ensure that we regain compliance with equity requirements for The Nasdaq Capital Market for the continued listing of our stock.

It is our pleasure to invite you to the special meeting of stockholders (the “Special Meeting”) of the Company. We will hold the meeting on [●] day, [●], 2020. Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Special Meeting of Stockholders and proxy statement. The notice and proxy include several proposals, including a proposal to increase the number of authorized shares of the company, and a proposal to authorize the Board to effectuate a reverse stock split. An increase in the authorized number of shares is necessary because the Company currently has no shares of common stock available to conduct its daily operations such as recruiting new employees, and for important events such as financings, acquisitions, etc. The primary intention of the Board in obtaining approval for the authority to effectuate a reverse stock split, as described in the proxy statement, would be to increase the price of our common stock sufficiently above the $1.00 minimum bid price requirement for continued listing on Nasdaq. The proposals specified in the proxy are essential to our long-term success and our ability to capitalize on the potential of the VenoValve and the CoreoGraft.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/HJLI2020SM. We are pleased to utilize the virtual stockholder meeting technology (i) to provide ready access and cost savings for our stockholders and the Company and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you vote before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Special Meeting of Stockholders and proxy statement.

We hope you will be able to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in Hancock Jaffe Laboratories, Inc.

Sincerely,

/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer and Director

HANCOCK JAFFE LABORATORIES, INC.

70 Doppler

Irvine, California 92618

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2020

To the Stockholders of Hancock Jaffe Laboratories, Inc.:

Notice is hereby given that the Special meeting of the stockholders of Hancock Jaffe Laboratories, Inc. (the “Company”) will be held on [●], 2020, on a virtual basis. At the Special Meeting or any postponement, adjournment or delay thereof (the “Special Meeting”), you will be asked to consider and vote upon the following proposals:

1.	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 200,000,000 shares from 50,000,000 to 250,000,000 shares;

2.	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce the vote required to amend, repeal, or adopt any provisions of the Company’s Amended and Restated Certificate of Incorporation from the approval of 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Company entitled to vote thereon to a majority of such shares;

3.	to grant authority to the Company’s Board of directors (the “Board”) to effectuate a reverse stock split of the Company’s common stock at a ratio of between one-for-five and one-for-fifty, with such ratio to be determined at the sole discretion of the “Board” and with such reverse stock split to be effectuated at such time and date, if at all, as determined by the Board in its sole discretion;

4.	to approve if necessary, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the private placement of 4,205,406 shares of the Company’s Series C Convertible Preferred Stock and unregistered warrants to purchase up to an aggregate of 6,078,125 shares of common stock;
5.

to approve if necessary, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the issuance of unregistered warrants to purchase up to an aggregate of 3,495,000 shares of common stock with respect to the waiver of certain rights of the purchaser signatories to those certain Securities Purchase Agreements, dated April 24, 2020, and June 1, 2020; and

6.	to approve the adjournment of the Special Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposals described above.

Your attention is directed to the Proxy Statement which is set forth on the following pages, where the foregoing items of business are more fully described. The Board has fixed the close of business on July 21, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Special Meeting. We encourage you to read the proxy statement carefully and in its entirety.

By order of the Board of Directors,

/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer and Director

YOU ARE RESPECTFULLY REQUESTED BY THE BOARD TO PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY OR VOTE OVER THE INTERNET OR BY TELEPHONE. IF YOU GRANT A PROXY, YOU MAY REVOKE IT AT ANY TIME PRIOR TO THE MEETING OR VOTE AT THE MEETING. IF YOU RECEIVED THIS PROXY STATEMENT IN THE MAIL, A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. THIS WILL NOT PREVENT YOU FROM VOTING AT THE MEETING BUT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

This Notice of Special Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about [●], 2020.

Important Notice Regarding the Availability of Proxy Materials for the

Hancock Jaffe Laboratories, Inc. Special Meeting of Stockholders to be Held on [●], 2020.

The Proxy Statement is

available at www.proxyvote.com on the Investor Relations portion of our web site at

https://ir.hancockjaffe.com/.

HANCOCK JAFFE LABORATORIES, INC.

i

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished by the board of directors of Hancock Jaffe Laboratories, Inc. (the “Board”) in connection with the solicitation of proxies for use at the Special Meeting of Stockholders or any postponement, adjournment or delay thereof (the “Special Meeting”) to be held at 10:00 a.m., local time, on a virtual basis. This Proxy Statement, along with a Notice of Special Meeting of Stockholders and either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about [●], 2020.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “we,” “our,” “us” and “the Company” to refer to Hancock Jaffe Laboratories, Inc.

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QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE SPECIAL MEETING

Q:	Why did I receive this Proxy Statement?

A:

The Board is soliciting your proxy to vote at the Special Meeting because you were a stockholder at the close of business on July 21, 2020, the record date (the “Record Date”), and are entitled to vote at the Special Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Special Meeting, the voting process and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All stockholders may contact The Proxy Advisory Group, LLC at the telephone number or address listed below to request an additional set of proxy materials:

The Proxy Advisory Group, LLC

18 East 41st Street, 20th Floor

New York, NY 10017

Tel: (212) 616-2181

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Stockholders of Record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC.

Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like many of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or other nominee with instructions on how to vote your shares, your broker or other nominee may be able to vote your shares with respect to some of the proposals, but not all. Please see “Will my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Special Meeting?” below for additional information.

Q:	What am I voting on at the Special Meeting?

A:	You are voting on the following proposals:

●	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 200,000,000 shares from 50,000,000 to 250,000,000 shares (the “Authorized Share Proposal”);

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●	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce the vote required to amend, repeal, or adopt any provisions of the Company’s Amended and Restated Certificate of Incorporation from the approval of 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Company entitled to vote thereon to a majority of such shares (the “Charter Amendment Proposal”);

●	to effect a reverse stock split of the Company’s common stock at a ratio of between one-for-five and one-for-fifty, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”);

● ●

to approve, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the private placement of 4,205,406 shares of the Company’s Series C Convertible Preferred Stock (the “Preferred Stock”) and unregistered warrants to purchase up to an aggregate of 6,078,125 shares of common stock (the “First Nasdaq Proposal”);

to approve, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the issuance of unregistered warrants to purchase up to an aggregate of 3,495,000 shares of common stock with respect to the waiver of certain rights of the purchaser signatories to those certain Securities Purchase Agreements, dated April 24, 2020, and June 1, 2020 (the “Second Nasdaq Proposal”); and

●	to approve the adjournment of the Special Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposals described above (the “Adjournment Proposal”).

The Board recommends a vote “FOR” each of the proposals.

Q:	How do I vote and what are the voting deadlines?

A:	If you are a stockholder of record, there are several ways for you to vote your shares:

●	By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Proxy Material. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time, on [●], 2020.

●	By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy material. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time, on [●], 2020.

●	By Mail. You may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received by [●], 2020.

●	During the Special Meeting. You may vote during the Special Meeting by going to www.virtualshareholdermeeting.com/HJLI2020SM. You will need the 16-digit control number included in your proxy material.

If you vote via the internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated, and returned your proxy card. If you vote via the internet or by telephone, do not return your proxy card.

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Beneficial Owners. If you are a beneficial owner of your shares, you should follow the voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone and internet voting will depend on the voting process of the broker or nominee. You may also vote during the Special Meeting by going to www.virtualshareholdermeeting.com/HJLI2020SM. You will need the 16-digit control number included in your proxy material.

Q:	What can I do if I change my mind after I vote my shares?

A:	Stockholders of Record. If you are a stockholder of record, you may revoke or change your vote at any time before the final vote at the Special Meeting by:

●	signing and returning a new proxy card with a later date;

●	submitting a later-dated vote by telephone or via the internet — only your latest internet or telephone proxy received by 11:59 p.m. (Eastern time) on [●], 2020, will be counted;

●	participating in the Special Meeting live via the internet and voting again; or

●	delivering a written revocation to our Corporate Secretary at Hancock Jaffe Laboratories, Inc., 70 Doppler, Irvine, California 92618, to be received no later than [●], 2020.

Beneficial Owners. If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for revoking or changing your vote, or vote at the Special Meeting.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the Authorized Share Proposal, “FOR” the Charter Amendment Proposal, “FOR” the Reverse Split Proposal, “FOR” the First Nasdaq Proposal, “FOR” the Second Nasdaq Proposal and “FOR” the Adjournment Proposal.

Q:	Will my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Special Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, your broker will not be authorized to vote on non-routine matters. Proposals 2, 4, and 5 may be considered non-routine matters, and therefore brokers may not exercise discretionary authority regarding such proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purposes of determining the presence of a quorum, but otherwise do not affect the outcome of the foregoing matters being voted on at the Special Meeting.

Q:	What are the voting requirements to approve each of the proposals?

A:	Each of Proposals 1, 2 and 3 requires the affirmative “FOR” votes of 66 2/3% of the shares of common stock and Preferred Stock of the Company, voting as a single class, outstanding on the record date. Each of Proposals 4, 5 and 6 requires the affirmative “FOR” votes of a majority of the votes cast on such proposal. Abstentions and “broker non-votes” will be counted for the purpose of establishing a quorum, but otherwise will have the same effect as votes “AGAINST” Proposals 1, 2 and 3 and will have no effect on the outcome of the vote on Proposals 4, 5, and 6. Notwithstanding the foregoing, to the extent a holder of common stock or Preferred Stock as of the Record Date was issued any of the securities described in Proposals 4 or 5, such holder cannot vote on such proposal, as applicable.

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Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock and/or Preferred Stock that you held at the close of business on the record date, July 21, 2020. As of the Record Date, there were 38,036,974 shares of common stock and 4,205,406 shares of Preferred Stock outstanding, respectively. The holders of Preferred Stock have one vote per share of Preferred Stock. Notwithstanding the foregoing, to the extent a holder of common stock or Preferred Stock as of the Record Date was issued any of the securities described in Proposals 4 or 5, such holder cannot vote on such proposal, as applicable.

Q:	What happens if additional matters are presented at the Special Meeting?

A:	Other than the six items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting.

Q:	How many shares must be present or represented to conduct business at the Special Meeting?

A:	A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote is represented at the Special Meeting, either virtually or by proxy, totaling 19,056,524 shares, although the affirmative votes of at least 66 2/3% of the outstanding shares of common stock and Preferred Stock of the Company will be needed to approve Proposals 1, 2 and 3. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Special Meeting?

A:

We will be hosting the Special Meeting live via the internet. There will not be a physical location for the Special Meeting.

Our virtual Special Meeting allows stockholders to submit questions and comments before and during the meeting. After the meeting, we will spend up to 15 minutes answering stockholder questions. To the extent time doesn’t allow us to answer all of the submitted questions, we will answer them in writing on our investor relations portion of our website, at https://ir.hancockjaffe.com/, soon after the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Our virtual format allows stockholders from around the world to participate and ask questions and for us to give thoughtful responses.

Any stockholder can listen to and participate in the Special Meeting live via the internet at www.virtualshareholdermeeting.com/HJLI2020SM. Stockholders may begin submitting written questions through the internet portal at [●] a.m. (Eastern time) on [●], 2020, and the webcast of the Special Meeting will begin at 10:00 a.m. (Eastern time) that day.

Stockholders may also vote while connected to the Special Meeting on the internet. You will need the control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions.

Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/HJLI2020SM.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log in page.

If you do not have your control number, you will be able to listen to the meeting only — you will not be able to vote or submit questions

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Q:	How can I vote my shares at the Special Meeting?

A:	You need to have held stock as of the close of business on the record date of July 21, 2020 to vote or submit questions while participating in the virtual Special Meeting. To vote or submit questions, please login at www.virtualshareholdermeeting.com/HJLI2020SM as a stockholder by entering the 16-digit control number you received with your proxy materials. If you have voted your shares prior to the start of the Special Meeting, your vote has been received by the Company’s master tabulator and there is no need to vote those shares during the Special Meeting, unless you wish to revoke or change your vote.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to us or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management.

Q:	How are votes counted?

A:	For each of the proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum, but otherwise will have the same effect as votes “AGAINST” Proposals 1 through 3 and will have no effect on the outcome of the vote on Proposals 4 through 6.

Q:	Where can I find the voting results of the Special Meeting?

A:	We intend to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K within four business days after the Special Meeting.

Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:	We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $40,000 in total. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:	What if I have questions for the Company’s transfer agent?

A:	Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

VStock Transfer, LLC Woodmere, NY 11598 Tel: (212) 828-8436

Q:	Who can help answer my questions?

A:	If you have any questions about the Special Meeting or how to vote or revoke your proxy, please contact us at:

Hancock Jaffe Laboratories, Inc. 70 Doppler Irvine, California 92618 Attention: Robert A. Berman Telephone: (949) 261-2900

You may also contact The Proxy Advisory Group, LLC at the telephone number or address listed below:

The Proxy Advisory Group, LLC

18 East 41st Street, 20th Floor

New York, NY 10017

Tel: (212) 616-2181

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PROPOSAL NO. 1: THE AUTHORIZED SHARE PROPOSAL

Our Amended and Restated Certificate of Incorporation currently authorizes the issuance of up to 50,000,000 shares of common stock. As of July 21, 2020, there were 38,036,974 shares of common stock outstanding.

As of the date of this proxy statement, we do not have a sufficient amount of authorized shares of common stock to issue any additional shares of common stock or to permit the conversion or exercise of any Outstanding Convertible Securities (as defined below) into shares of our common stock, including without limitation, (i) outstanding options, (ii) in connection with a potential merger between the Company with Catheter Precision, Inc. (as described in that certain non-binding letter of intent between the parties, dated May 22, 2020), (iii) in connection with a private placement of warrants to purchase up to 1,300,000 shares of common stock pursuant to that certain Securities Purchase Agreement, dated February 25, 2020, by and among the Company and the purchaser signatories thereto, (iv) in connection with a private placement of warrants to purchase up to 1,886,793 shares of common stock pursuant to that certain Securities Purchase Agreement, dated April 24, 2020 (the “April Purchase Agreement”), by and among the Company and the purchaser signatories thereto, (v) in connection with a private placement of warrants to purchase up to 2,930,402 shares of common stock pursuant to that certain Securities Purchase Agreement, dated June 1, 2020 (the “June Purchase Agreement”), by and among the Company and the purchaser signatories thereto, (vi) in connection with the wavier of certain rights of the purchaser signatories to the April Purchase Agreement and June Purchase Agreement, warrants to purchase up to 3,495,000 shares of common stock pursuant to certain waiver agreements, (vii) in connection with a public offering of shares of common stock and warrants, the warrants to purchase up to 14,375,000 shares of common stock pursuant to that certain Underwriting Agreement, dated July 17, 2020 (the “Underwriting Agreement”), between the Company and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein, and (viii) in connection with a private placement of (a) Preferred Stock, convertible into 6,078,125 shares of common stock, and (b) warrants to purchase up to 6,078,125 shares of common stock pursuant to that certain Securities Purchase Agreement, dated July 17, 2020 (the “July Purchase Agreement”), by and among the Company and the purchaser signatories thereto (the foregoing convertible or exercisable securities are collectively referred to herein as the “Outstanding Convertible Securities”).

Our Board has approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 250,000,000 shares (the “Authorized Share Amendment”). The additional shares of common stock authorized by the Authorized Share Amendment, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized. A copy of the Authorized Share Amendment is set forth in Annex A hereto.

The additional shares of common stock authorized by the Authorized Share Amendment could be issued at the discretion of the Board from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in our business, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. Except to the extent required by applicable law or regulation, any future issuances of authorized shares of common stock may be approved by the Board without further action by the stockholders. The availability of additional shares of common stock would be particularly important (i) in the event that the Board needs to undertake any of the foregoing actions on an expedited basis in order to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock, where such approval might not otherwise be required, and (ii) to issue the Outstanding Convertible Securities.

Although the Board will issue common stock only when required or when the Board considers such issuance to be in our best interests, the issuance of additional common stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of our existing stockholders.

Additionally, the presence of such additional authorized but unissued shares of common stock could discourage unsolicited business combination transactions which might otherwise be desirable to stockholders. The Board is not currently aware of any attempt to take over or acquire us. While it may be deemed to have potential anti-takeover effects, the proposed Authorized Share Amendment to increase the authorized shares of common stock is not prompted by any specific effort or takeover threat currently perceived by management. In addition, we do not have any plans to implement additional measures having anti-takeover effects. The Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Authorized Share Amendment.

Vote Required

The affirmative vote of the holders of 66 2/3% of the outstanding shares of common stock and Preferred Stock, voting as a single class, entitled to vote at the Special Meeting will be required to approve the Authorized Share Amendment. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will have the same effect as “Against” on the outcome of the vote.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AUTHORIZED SHARE PROPOSAL.

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PROPOSAL NO. 2: CHARTER AMENDMENT PROPOSAL

Our Amended and Restated Certificate of Incorporation currently provides that the approval of 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Company entitled to vote thereon is required to amend, repeal, or adopt any provisions of the Company’s Amended and Restated Certificate of Incorporation.

Our Board has approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation to adjust the vote required for amending, repealing, or adopting any provisions of the Company’s Amended and Restated Certificate of Incorporation to a majority of the voting power of the shares of the then outstanding voting stock of the Company entitled to vote thereon. The Board has recommended that the Charter Amendment Proposal be approved by our stockholders at this Special Meeting. A copy of the Amendment is set forth in Annex B hereto.

Many public companies have adopted charters that provide that approval of a majority, rather than 66 2/3%, of the voting power of the shares of the then outstanding voting stock entitled to vote thereon is required to amend, repeal, or adopt any provisions of such charter. Our Board has determined that the Charter Amendment Proposal is in line with such market practice and is in the best interests of the Company.

If the Charter Amendment Proposal is adopted and approved by our stockholders at this Special Meeting, promptly following the completion of the Special Meeting, we will file a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Vote Required

The affirmative vote of the holders of 66 2/3% of the outstanding shares of common stock and Preferred Stock, voting as a single class, entitled to vote at the Special Meeting will be required to approve the Charter Amendment Proposal. Abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum, but will have the same effect as “Against” on the outcome of the vote.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” CHARTER AMENDMENT PROPOSAL.

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PROPOSAL NO. 3: THE REVERSE SPLIT PROPOSAL

Introduction

On July [●], 2020, the Board acted unanimously to adopt the Reverse Split Proposal to amend our Amended and Restated Certificate of Incorporation to enable a potential reverse split of our common stock at a ratio of between one-for-five and one-for-fifty (the “Reverse Split”), with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion and, at the same time. The Board is now asking you to approve this Reverse Split Proposal.

If approved, the Reverse Split will be effective upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation, in the form attached to this proxy statement as Annex B (the “Certificate of Amendment”), with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board.

The intention of the Board in obtaining approval for the authority to effect a Reverse Split would be to increase the stock price of our common stock sufficiently above the $1.00 minimum bid price requirement for continued listing on The Nasdaq Capital Market (“Nasdaq”) if necessary in the future. Additionally, we received notice from The NASDAQ Stock Market indicating that, because the closing bid price for the Company’s common stock had fallen below $1.00 per share for 30 consecutive business days, the Company no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Capital Market under Rule 5550(a)(2) of Nasdaq Listing Rules. Nasdaq’s notice has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market. If we are unable to resolve the situation to allow for continued listing on the Nasdaq Capital Market, this will result in a de-listing of our common stock.

In addition, as discussed above in connection with Proposal 1, the effect of the Reverse split will be to increase the number of authorized but unissued shares of common stock of the Company. The Board, in its sole discretion, can elect to abandon the Reverse Split in its entirety at any time.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our common stock (in hand or on an as converted basis) outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not be affected by the Reverse Split.

The table below sets forth the number of shares of our common stock outstanding before and after the Reverse Split based on 38,036,974 shares of our common stock outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a One- for- Five Reverse Split	Assuming a One- for- Twenty Reverse Split	Assuming a One- for- Thirty Reverse Split	Assuming a One- for- Forty Reverse Split	Assuming a One- for- Fifty Reverse Split
Aggregate Number of Shares of common stock Outstanding	[●]	[●]	[●]	[●]	[●]	[●]

The Reverse Split is not part of a broader plan to take us private.

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Reasons for the Reverse Split; Nasdaq Requirements for Continued Listing

The Board’s primary objective in proposing a potential Reverse Split is to raise the per share trading price of our common stock. Our common stock currently trades on Nasdaq under the symbol “HJLI.” In order to maintain our listing on Nasdaq we may be required to effect the Reverse Split so that our listed shares maintain a minimum bid price per share of at least $1.00. The closing trading price on July 23, 2020 was $0.354.

On April 14, 2020, the Company received written notice from the Nasdaq Listing Qualifications Staff (the “Staff”) indicating that, due to the Company’s continued non-compliance with Nasdaq Listing Rule 5550(b), the Staff had determined to delist the Company’s securities from Nasdaq unless the Company timely requested a hearing before the Panel. On April 21, 2020, the Company requested a hearing to appeal the Nasdaq’s decision to delist our common stock. The hearing was held on May 21, 2020, and on June 8, 2020 the Company received notice that The Nasdaq Hearings Panel had granted its request for continued listing on The Nasdaq Stock Market, subject to the certain conditions. Those conditions include that on or about July 31, 2020, the Company will have issued public disclosure that it has regained compliance with the minimum $2.5 million shareholder equity requirement of Listing Rule 5550(b)(1), and, in order to fully comply with the terms of the exception, the Company must be able to demonstrate compliance with all requirements for continued listing on The Nasdaq Stock Market. The Company is taking definitive steps to timely evidence compliance with the terms of the Panel’s decision; however, there can be no assurance that it will be able to do so by July 31, 2020, or that the Panel will grant a further extension if required, notwithstanding the fact that the Panel has the discretion to grant an extension through October 12, 2020, pursuant to the Nasdaq Listing Rules. As a result of the transactions that were consummated pursuant to the Underwriting Agreement and the July Purchase Agreement, the Company believes it has regained compliance with the minimum $2.5 million stockholders’ equity threshold for continued listing on The Nasdaq Capital Market as of July 21, 2020.

In addition, as discussed above in connection with Proposal 1, the Company needs to increase the availability of authorized but unissued shares of common stock. The Reverse Split would increase the availability of such shares, which could then be issued upon conversion or exercise of the Outstanding Convertible Securities, and in connection with an acquisition of another business or otherwise.

Our Board concluded that the liquidity and marketability of our common stock will be adversely affected if it is not listed on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our common stock. Our Board believes that current and prospective investors will view an investment in our common stock more favorably if our common stock remains listed on Nasdaq.

Our Board also believes that the Reverse Split and any resulting increase in the per share price of our common stock will enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock, although we have not been told by them that is the reason for not investing in our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our common stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on Nasdaq.

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Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our common stock by up to factor of [●]. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock proportionately based on the Reverse Split ratio, or result in any permanent increase in the market price of our common stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our market capitalization will be reduced, perhaps significantly.

The number of shares held by each individual holder of common stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of common stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. In addition, our Board may deem it advisable to effect the Reverse Split even if the price of our common stock is above $1.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).

Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold [●] shares of our common stock, you would hold [●] shares of our common stock following the Reverse Split if the ratio is one-for-five or you would hold [●] shares of our common stock if the ratio is one-for-fifty.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our common stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

	Prior to the Reverse Split	Assuming a one- for- [●] Reverse Split	Assuming a one- for- [●] Reverse Split
Preferred	[●]	[●]	[●]
Warrants	[●]	[●]	[●]
Options	[●]	[●]	[●]

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Effect on Registration

Our common stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Split will not affect the registration of our common stock.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of common stock as rounded up to the nearest whole share. For example, if a stockholder holds [●] shares of common stock following the Reverse Split, that stockholder will receive certificate representing [●] shares of common stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 79 holders of record of our common stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Anti-Takeover and Dilutive Effects

The authorized common stock will not be diluted as a result of the Reverse Split. The common stock that is authorized but unissued provide the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

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Accounting Consequences

As of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our common stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our common stock. This summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons who may be subject to special treatment under U.S. federal income tax law or persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the common stock received pursuant to the Reverse Split should equal the aggregate tax basis in the common stock surrendered and the holding period for the common stock received should include the holding period for the common stock surrendered.

Text of Proposed Certificate of Amendment; Effectiveness

The text of the proposed Certificate of Amendment is set forth in Annex B to this proxy statement. If and when effected by our Board, the Certificate of Amendment will become effective upon its filing with the Secretary of State of Delaware.

Vote Required

The affirmative vote of 66 2/3% of the issued and outstanding shares of common stock and Preferred Stock, voting as a single class, entitled to vote at the Special Meeting is required to approve the Reverse Split Proposal. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will have the same effect as “Against” on the outcome of the vote.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT PROPOSAL.

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PROPOSAL NO. 4: THE FIRST NASDAQ PROPOSAL

Introduction

In a private placement that closed concurrently with a public offering (the “July Public Offering”) of our securities on July 22, 2020, pursuant to the July Purchase Agreement we issued and sold to certain purchasers (i) 4,205,406 shares of Preferred Stock at a price per share of $0.37, which may convert into 6,078,125 shares (the “Conversion Shares”) of common stock (not including the issuance of shares of common stock pursuant to certain dividend rights), which represents a conversion ratio of approximately 1-to-1.445, and (ii) unregistered warrants (the “July Warrants”) to purchase up to 6,078,125 shares (the “July Warrant Shares”) of common stock, at an exercise price of $0.32 per share.

The following is a summary of the material terms of the Preferred Stock. This summary is not complete. The following summary of the terms and provisions of the Preferred Stock is qualified in its entirety by reference to the Certificate of Designations of the Preferred Stock (the “Certificate of Designations”) setting forth the terms of the Preferred Stock and our Amended and Restated Certificate of Incorporation.

Ranking

The Preferred Stock ranks senior to our common stock and any future preferred stock of the Company with respect to dividend rights and/or rights upon distributions or liquidation.

Dividends

The holders of the Preferred Stock are entitled to receive dividends in kind at an annual rate equal to 8.0% of the per share purchase price of the Preferred Stock for each of the then outstanding shares of Preferred Stock, calculated on the basis of a 360-day year consisting of twelve 30-day months. Such dividends will begin to accrue and accumulate (to the extent not otherwise declared and paid as set forth above) on each share of Preferred Stock, from the date of issuance of such share of Preferred Stock.

Conversion

If at any time after the later of (i) the date that we file an amendment to our Amended and Restated Certificate of Incorporation to reflect our stockholders’ approval of either an increase in the number of our authorized shares of common stock or a reverse stock split (as described in Proposals 1 and 3), and (ii) the date of approval as may be required by the applicable rules and regulations of The Nasdaq Stock Market LLC (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by the July Purchase Agreement, including the issuance of all of the Conversion Shares and the July Warrant Shares in excess of 19.99% of the issued and outstanding common stock on July 21, 2020 (collectively, a “Capital Event”), and subsequent to a Capital Event the Company (i) consummates a merger, or (ii) raises an aggregate of at least $8,000,000 in gross proceeds in a transaction or series of transactions within any twelve (12) month period, then the Company may force the automatic conversion of the Preferred Stock into Conversion Shares.

Voting Rights

The holders of shares Preferred Stock will vote with holders of the common stock, and with any other shares of preferred stock that vote with the common stock, with each holder of Preferred Stock being entitled to one vote per share of Preferred Stock. Notwithstanding the foregoing, the holders of shares of Preferred Stock shall vote as a single class upon any action that would adversely alter, change or otherwise affect the powers, preferences or special rights of such holders and the affirmative vote of the holders of a majority of the voting power Preferred Stock shall be required for the approval of any such action.

The July Warrants have an initial per share exercise price of $0.32, subject to customary adjustments, and will expire seven years from the date of issuance. The July Warrants are exercisable upon a Capital Event.

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In connection with the private placement of the Preferred Stock and the July Warrants, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with each of the purchaser signatories to the July Purchase Agreement. Pursuant to the Registration Rights Agreement, the Company agreed to cause a resale registration statement on Form S-1 providing for the resale by holders of the Conversion Shares and the July Warrant Shares, to be filed thirty (30) calendar days following the approval of Proposals 1 or 3, and the Company will use commercially reasonable efforts to have such resale registration statement declared effective as soon as practicable.

The terms of the July Purchase Agreement, the Certificate of Designations and the July Warrants are complex and are only briefly summarized above. For further information regarding these agreements and the financing, please refer to our Current Report on Form 8-K filed with the SEC on July 21, 2020 and our Registration Statement on Form S-1, as amended (File No. 333-239658), initially filed with the SEC on July 2, 2020. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Why the Company Needs Stockholder Approval

We are seeking the Stockholder Approval in order to comply with Nasdaq Listing Rules 5635(d). Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. Since the conversion price of the Preferred Stock under the Certificate of Designations and the exercise price of the July Warrants was lower than the market price of our common stock on the date of issuance of the Preferred Stock and July Warrants, the Company requires the stockholder approval described in the proxy statement to issue 20% or more of our outstanding common stock as calculated immediately prior to the date of the financing.

Effect of Proposal on Current Stockholders

If the First Nasdaq Proposal is adopted, based on the initial conversion rate per share of the Preferred Stock, 6,078,125 shares of common stock would be issuable upon conversion of the Preferred Stock (not including the issuance of shares of common stock pursuant to certain dividend rights), representing up to 15.98% of the shares of our common stock outstanding on the Record Date. Furthermore, if the First Nasdaq Proposal is adopted, based on an initial exercise price of the Warrants of $0.32 per share, up to a maximum of 6,078,125 shares of common stock would be issuable upon exercise of the July Warrants, representing up to 15.98% of the shares of our common stock outstanding on the Record Date.

The issuance of such shares could result in significant dilution to holders of our common stock, and could substantially reduce such holders’ percentage interest in the voting power of the Company. In addition, the sale or any resale of the Conversions Shares or July Warrant Shares could cause the market price of our common stock to decline further.

Consequence of a Failure to Provide Stockholder Approval

If our stockholders do not approve the First Nasdaq Proposal, we will have the right to issue shares up to 19.9% of the Company’s issued and outstanding common stock as calculated immediately prior to the financing upon conversion of the Preferred Stock or exercise of the July Warrants, without stockholder approval.

Vote Required

The approval of this proposal requires the affirmative vote of the majority of shares cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Notwithstanding the foregoing, to the extent a holder of common stock or Preferred Stock as of the Record Date was issued any of the securities described in this proposal, such holder cannot vote on this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE FIRST NASDAQ PROPOSAL.

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PROPOSAL NO. 5: THE SECOND NASDAQ PROPOSAL

Introduction

April 2020 Transactions

On April 24, 2020, we entered into the April Purchase Agreement with certain purchasers (the “April Purchasers”) pursuant to which we issued and sold in a registered direct offering priced at the market, an aggregate of 1,886,793 shares (the “April Shares”) of common stock, at a purchase price of $0.405 per April Share, and in a concurrent private placement, warrants (the “April Warrants”) to purchase up to 1,886,793 shares (the “April Warrant Shares”), at a purchase price of $0.125 per April Warrant, for a combined purchase price per April Share and April Warrant of $0.53, which is priced at the market under Nasdaq rules. The April Warrants are exercisable immediately on the date of issuance at an exercise price of $0.405 per share and will expire five years following the date of issuance. The closing of these transactions occurred on April 28, 2020.

The terms of the April Purchase Agreement and the April Warrants are complex and are only briefly summarized above. For further information regarding these agreements and the financing, please refer to our Current Report on Form 8-K filed with the SEC on April 28, 2020. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

June 2020 Transactions

On June 1, 2020, we entered into the June Purchase Agreement with certain purchasers (the “June Purchasers”) pursuant to which we issued and sold in a registered direct offering priced at the market, an aggregate of 2,930,402 shares (the “June Shares”) of common stock, at a purchase price of $ 0.33 per June Share, and in a concurrent private placement, warrants (the “June Warrants”) to purchase up to 2,930,402 shares (the “June Warrant Shares”), at a purchase price of $0.125 per June Warrant, for a combined purchase price per June Share and June Warrant of $0.455, which is priced at the market under Nasdaq rules. The June Warrants are exercisable immediately on the date of issuance at an exercise price of $0.33 per share and will expire five years following the date of issuance. The closing of these transactions occurred on June 3, 2020.

The terms of the June Purchase Agreement and the June Warrants are complex and are only briefly summarized above. For further information regarding these agreements and the financing, please refer to our Current Report on Form 8-K filed with the SEC on June 3, 2020. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

July 2020 Waivers

The April Purchasers and the June Purchasers participated in the July Public Offering and agreed with the representative of the underwriters to enter into a lock-up and voting agreement (the “Lock-Up and Voting Agreements”) whereby among other terms, each of the April Purchasers and the June Purchasers agreed to vote all shares of common stock each beneficially owned as of the Record Date, with respect to the proposals contained in this proxy statement (however such purchasers cannot vote on this Proposal 5). Additionally, as consideration for the April Purchasers’ and June Purchasers’ waiver of certain rights set forth in April Purchase Agreement and June Purchase Agreement, each such purchaser was issued unregistered warrants (the “Waiver Warrants”) substantially similar to the warrants issued in the July Public Offering and the July Warrants, except that the Waiver Warrants have a term of five years, have an exercise price equal to $0.37 per share and carry piggy-back registration rights. The number of shares of common stock underlying the Waiver Warrants was equal to the dollar amount subscribed by such purchasers in the July Public Offering and/or the concurrent private placement, multiplied by 1.5, which equates to Waiver Warrants to purchase up to an aggregate of 3,495,000 shares (the “Waiver Warrant Shares”) of common stock.

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Why the Company Needs Stockholder Approval

We are seeking the Stockholder Approval in order to comply with Nasdaq Listing Rules 5635(d). Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. Since the exercise price of the Waiver Warrants was lower than the market price of our common stock on the date of issuance of the Preferred Stock, the Company requires the stockholder approval described in the proxy statement to issue 20% or more of our outstanding common stock as calculated immediately prior to the date of the financing.

Effect of Proposal on Current Stockholders

If the Second Nasdaq Proposal is adopted, based on an initial exercise price per share of the April Warrants, the June Warrants, and the July Warrants, 8,312,195 shares of common stock would be issuable upon exercise of such warrants, representing up to 21.85% of the shares of our common stock outstanding on Record Date.

The issuance of such shares could result in significant dilution to our stockholders, and could substantially reduce our stockholders’ percentage interest in the voting power of the Company. In addition, the sale or any resale of the April Warrant Shares, the June Warrant Shares, or the Waiver Warrant Shares could cause the market price of our common stock to decline further.

Consequence of a Failure to Provide Stockholder Approval

If our stockholders do not approve the Second Nasdaq Proposal, we will have the right to issue shares up to 19.9% of the Company’s issued and outstanding common stock as calculated immediately prior to the financing upon exercise of the April Warrants, the June Warrants, and the Waiver Warrants without stockholder approval.

Vote Required

The approval of this proposal requires the affirmative vote of the majority of shares cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Notwithstanding the foregoing, to the extent a holder of common stock as of the Record Date was issued any of the securities described in this proposal, such holder cannot vote on this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE SECOND NASDAQ PROPOSAL.

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PROPOSAL NO. 6: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting will be required to approve the Adjournment Proposal. Abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

Recommendation of the Board

The Board recommends a vote “FOR” the approval of the Adjournment Proposal.

19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of July [●], 2020 by:

●	each person known by us at that date to be the beneficial owner of more than 5% of the outstanding shares of our common stock based solely on Schedule 13D/13G filings with the SEC;

●	each of our executive officers, directors and director nominees at such date; and

●	all of our executive officers, directors and director nominees at such date, as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of July 21, 2020, there were [●] shares of our common stock outstanding.

	Beneficial Ownership
Name and Address of Beneficial Owner (1)	Number of Shares	Percentage
5% Stockholders
Biodyne Holding, S.A.(2)	1,705,433	7.1%
Named Executive Officers and Directors
Robert A. Berman (3)	1,154,145	4.6%
Marc Glickman, M.D.(3)	300,056	1.2%
Francis Duhay, M.D. (3)	44,728	*
Craig Glynn`	-
Dr. Sanjay Shrivastava (3)	35,000	*
Robert Gray(3)	15,750	*
Matthew Jenusaitis (3)	15,000	*
All directors and executive officers as a group (7 persons)	1,564,678	6.1%

* Represents beneficial ownership of less than 1%.

(1)	Except as otherwise noted below, the address for each person or entity listed in the table is c/o Hancock Jaffe Laboratories, Inc., 70 Doppler, Irvine, California 92618.

(2)	Based on Mr. Zhivilo’s public filings. Mr. Zhivilo is the controlling shareholder, President and director of Biodyne Holding, S.A., or Biodyne, and was chairman of the board of directors for the Company until his resignation on May 23, 2019. The principal business address of Biodyne is 13 Rue de la Gare, 1100 Morges, Switzerland.

(3)	Includes shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of July 21, 2020.

20

STOCKHOLDER PROPOSALS

The Board has not yet determined the date on which the next Annual Meeting of stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these stockholder proposals for the next Annual Meeting, a stockholder’s notice must be timely. To be timely, a stockholder’s notice shall be delivered to the Chief Financial Officer at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $40,000 in total.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this Proxy Statement is being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy is being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of this Proxy Statement, or have questions regarding the householding process, may contact The Proxy Advisory Group LLC, by calling (212) 616-2181, or by forwarding a written request addressed to The Proxy Advisory Group LLC, 18 East 41st Street, 20th Floor, New York, NY 10017. Promptly upon request, a separate copy of this Proxy Statement will be sent. By contacting The Proxy Advisory Group LLC, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notice of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders, proxy statements and/or Notice of Internet Availability of Proxy Materials, as applicable, in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

21

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through the Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s Web site, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

The Proxy Advisory Group, LLC

18 East 41st Street, 20th Floor

New York, NY 10017

Tel: (212) 616-2181

If you are a stockholder of the Company and would like to request documents, please do so by [●], 2020, in order to receive them before the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement and the Annual Report are available at the Investor Relations portion of our website at https://ir.hancockjaffe.com/.

22

ANNEX A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

HANCOCK JAFFE LABORATORIES, INC.

Hancock Jaffe Laboratories, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.	The name of the Corporation is:

Hancock Jaffe Laboratories, Inc.

2.	The following amendment to the Amended and Restated Certificate of Incorporation was approved by the directors of the corporation on the [●] day of July, 2020 and the stockholders of the corporation on the [●] day of [●], 2020.

Resolved that Article Four Subsection A of the Amended and Restated Certificate of Incorporation be amended by deleting the second sentence and inserting the following sentence:

“The total number of shares which the Corporation is authorized to issue is Two Hundred and Sixty Million (260,000,000) shares, of which Two Hundred and Fifty Million (250,000,000) shares shall be Common Stock, and Ten Million (10,000,000) shares shall be Preferred Stock.”

3.	The number of shares outstanding at the time of the adoption of the amendment was: [●].

The total number of shares entitled to vote thereon was: [●].

4.	This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective as of [●], 2020 at [●] Eastern Time.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE FOLLOWS]

23

IN WITNESS WHEREOF, Hancock Jaffe Laboratories, Inc. has caused this Certificate to be executed by its duly authorized officer on this [●] day of [●], 2020.

HANCOCK JAFFE LABORATORIES, INC.

By:	/s/ Robert Berman
Name:	Robert Berman
Title:	Chief Executive Officer

24

ANNEX B

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

Hancock Jaffe Laboratories, Inc.

Hancock Jaffe Laboratories, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.	The name of the Corporation is:

Hancock Jaffe Laboratories, Inc.

2.	The following amendment to the Amended and Restated Certificate of Incorporation was approved by the directors of the corporation on the [●] day of July, 2020 and the stockholders of the corporation on the [●] day of [●], 2020.

Resolved that Article Ten of the Amended and Restated Certificate of Incorporation be amended by deleting the second sentence and inserting the following sentence:

“Notwithstanding any other provision of this Restated Certificate or applicable law and in addition to any affirmative vote of the holders of any particular class of stock of the Corporation required by applicable law or by a Preferred Stock Designation or this Restated Certificate, the affirmative vote of the holders of a majority of the voting power of the shares of the then outstanding voting stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend, repeal, or adopt any provisions of this Restated Certificate.”

3.	The number of shares outstanding at the time of the adoption of the amendment was: [●].

The total number of shares entitled to vote thereon was: [●].

4.	This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective as of [●], 2020 at [●] Eastern Time.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE FOLLOWS]

25

IN WITNESS WHEREOF, Hancock Jaffe Laboratories, Inc. has caused this Certificate to be executed by its duly authorized officer on this [●] day of [●], 2020.

HANCOCK JAFFE LABORATORIES, INC.

By:	/s/ Robert Berman
Name:	Robert Berman
Title:	Chief Executive Officer

26

ANNEX C

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

Hancock Jaffe Laboratories, Inc.

Hancock Jaffe Laboratories, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.	The name of the Corporation is:

Hancock Jaffe Laboratories, Inc.

2.	The following amendment to the Amended and Restated Certificate of Incorporation was approved by the directors of the corporation on the [●] day of July, 2020 and the stockholders of the corporation on the [●] day of [●], 2020.

Resolved that Article Four of the Amended and Restated Certificate of Incorporation be amended by adding the following new paragraph as subsection:

“Each outstanding share of common stock, par value $0.00001 per share, of this corporation will be combined and converted, automatically, without further action, into a number of shares of such common stock equal to the number of shares immediately prior to such filing divided by [●]. Fractional shares will not be issued; any such fractional shares that will result from the combination and conversion will be rounded up to the nearest whole number. At the effective date, there shall be no change in number of authorized shares of stock which this corporation shall have the authority to issue.”

3.	The number of shares outstanding at the time of the adoption of the amendment was: [●].

The total number of shares entitled to vote thereon was: [●].

4.	This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective as of [●], 2020 at [●] Eastern Time.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE FOLLOWS]

27

IN WITNESS WHEREOF, Hancock Jaffe Laboratories, Inc. has caused this Certificate to be executed by its duly authorized officer on this [●] day of [●], 2020.

HANCOCK JAFFE LABORATORIES, INC.

By:	/s/ Robert Berman
Name:	Robert Berman
Title:	Chief Executive Officer

28

VOTE BY INTERNET

HANCOCK JAFFE LABORATORIES, INC.
70 DOPPLER
IRVINE, CA 92618

Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HJLI2020SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D21491-S06880

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

HANCOCK JAFFE LABORATORIES, INC.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D21492-S06880

HANCOCK JAFFE LABORATORIES, INC.
Special Meeting of Shareholders
[TBD]
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) [TBD] and [TBD], or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common and Preferred stock of HANCOCK JAFFE LABORATORIES, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at [TBD], at the www.virtualshareholdermeeting.com/HJLI2020SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side